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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                October 16, 2003
                                ----------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                          (Exact name of Registrant as
                            Specified in its Charter)


Pennsylvania                     000-17411                       25-1556590
------------                     ---------                       ----------
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)

         4220 William Penn Highway
          Monroeville, Pennsylvania                                15146
          -------------------------                                -----
 (Address of Principal Executive Offices)                        (Zip Code)


                         Registrant's telephone number,
                       including area code:(412) 373-7200




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Item 5.  Other Events

Attached as Exhibit 99.1 is an earnings release for the 3 months ended September 30, 2003. The Company reported net income for the quarter ended September 30, 2003, of $2.4 million compared to net income of $2.9 million for the quarter ended September 30, 2002.


Item 7(c).  Exhibits

99.1    Press Release of Parkvale Financial Corporation dated October 16, 2003.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 16, 2003                        Parkvale Financial Corporation
                                                 (Registrant)



                                  By: /s/ Robert J. McCarthy, Jr.
                                      ----------------------------------
                                      Robert J. McCarthy, Jr.
                                      President and Chief Executive Officer



                                  By: /s/ Timothy G. Rubritz
                                      ----------------------------------
                                      Timothy G. Rubritz
                                      Vice President and Chief Financial Officer